EXHIBIT 10.115

  STATE OF TEXAS
                                                                 (OCS-G-7049)
  COUNTY OF DALLAS


                          ASSIGNMENT AND BILL OF SALE

         THIS Assignment and Bill of Sale (the "Assignment") is entered into and shall be effective as of 12:01 a.m., May 1, 1995 (hereinafter referred to as the "Effective Date"), by and between ENSERCH EXPLORATION, INC., a Texas corporation, (hereinafter referred to as "Assignor"), whose mailing address is 4849 Greenville Avenue, Suite 1500, Dallas, Texas, 75206; and READING & BATES DEVELOPMENT CO., a Delaware corporation (hereinafter referred to as "Assignee"), whose mailing address is 901 Threadneedle, Suite 200, Houston, Texas 77079.

                              W I T N E S S E T H:

      1. Sale. THAT, FOR THE CONSIDERATION stated hereinbelow in Article 5. and OTHER VALUABLE CONSIDERATION, the sufficiency of which is hereby acknowledged, Assignor does hereby GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee the undivided right, title and interest reflected in
  Exhibit 1 Part (a) hereof, in and to the following described interests and properties (the undivided interest being assigned hereunder in such interests and properties shall hereinafter be referred to collectively as the "Assets" and the specific quantitative interest being assigned hereunder represents an undivided twenty percent (20%) of the interest of Assignor in the Assets):

         a. The oil, gas and mineral lease described on Exhibit 1, Part (a) (the Lease ), together with a like interest with respect to the Lease in and to any and all (i) mineral interests, (ii) overriding or landowners' royalty interests, (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned, claimed or acquired, or to be owned, claimed or acquired, by agreement,
            (vi) production payments, (vii) contractual interests owned pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests, including without limitation those specific items identified on Exhibit 1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Assignor's rights in respect of any pooled, communitized or unitized acreage of which any of the foregoing is a part. SAVE AND EXCEPT ANY RIGHT, TITLE OR INTEREST OF ASSIGNOR IN AND TO, OR ANY RIGHTS DERIVED FROM, ANY BIDDING AGREEMENTS EXECUTED BY AND BETWEEN ASSIGNOR AND MOBIL OIL EXPLORATION & PRODUCING SOUTHWEST INC.. (All of the foregoing shall be called collectively the Leasehold Interests. )

         b. Any   and   all   wells,   wellbores,   pipe,  gathering   lines,
            compressors, facilities,  equipment, platforms, pipelines and any and all  other personal,  real, movable  and immovable  property, fixtures or  equipment which are  located on or  used directly in connection with  the production, treatment  or transportation  of oil  and  gas from  the  Leasehold Interests,  including, without
            limitation,  those  items specifically  identified on  Exhibit 1,
            Part (b) (the  Equipment ).

         c. Any and all easements, rights of way, and subsurface and surface rights associated or used in connection with any such easements or rights of way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests (the Gathering Facilities ).

         d. Any and  all  oil,  gas  and  other  minerals  produced  from  or
            attributable  to  the   Leasehold  Interests  on  or   after  the
            Effective Date.

         e. To the extent the same are assignable or transferable by Assignor and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests, the Gathering Facilities or the Equipment on or after the Effective Date, a like interest in and to all orders, contracts, agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements), instruments, licenses, authorizations, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Assignor, including, but not limited to those listed on Exhibit 1 part
            (c).

  TO HAVE AND TO HOLD unto Assignee, subject to the terms, conditions and reservations hereinbelow recounted.

      2. Title Warranty.  Assignor warrants that:

         a. Except as specifically set forth in the Purchase and Sale Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, and further except as a consequence of the formation of a unit, neither Assignor nor any parent, subsidiary or affiliate of Assignor during their respective periods of ownership has (A) executed any deed, conveyance, assignment or other instrument as an assignor, grantor, sublessor or in another capacity or (B) has breached any obligation under any Lease that would (i) result in Assignee's being entitled to receive less than the net revenue interest for any Lease, well or unit set forth in
            Exhibit 1 of all oil and gas in, under, and that may be produced, saved and marketed from or attributable to such Lease, well or unit, or (ii) obligate Assignee to bear the costs and expenses relating to the maintenance, development and operation of such Lease, well or unit in an amount greater than the working interest for such Lease, well or unit set forth in
            Exhibit 1, unless the net revenue interest attributable to said working interest is increased by a proportionate or greater amount; and

         b. Except as specifically set forth in the Purchase and Sale Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, the Assets are free of all liens, security interests and encumbrances;

  (the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the Special Limited Warranty ). Assignor shall convey the Assets with no warranty whatsoever other than the Special Limited Warranty, but with full substitution and subrogation to Assignee in and to all covenants, agreements, representations and warranties made by others heretofore given or made in connection with the Assets or any part thereof.

      3. Acceptance.    Assignee accepts  this  Assignment  and  acknowledges
  delivery of the Assets and accepts the obligations as provided in the Purchase and Sale Agreement described in Article 10 below (including those contracts and agreements listed on Exhibit 1 of this Assignment, insofar and only insofar as such contracts and agreements cover, pertain or apply to the Leasehold Interests), on or after the Effective Date, including, but not limited to, any overriding royalty interests which may burden the Assets and which were created by Assignor's predecessor(s) in title.

      4. Other Warranty Provisions. Assignee acknowledges that (a) Assignor has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Assets and (b) Assignee shall acquire such personal
  property  in  WHERE IS, AS IS   condition.  Except as  may be specifically
  set forth to the contrary in the Purchase and Sale Agreement described in 10 below(the "Agreement"), Buyer acknowledges that Seller has made no representations or warranties whatever, expressed or implied, (Seller having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including, without limitation, any descriptions of oil and gas leases; quality or quantity or hydrocarbon reserves attributable to the Assets, if any; production rates, exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Assets; the environmental condition of said Assets; the legal, tax or other consequences of owning Seller's interest in the Assets; or any other information contained in any material furnished in connection with this transaction). Any and all such data, information, records or materials furnished by Seller to Buyer is provided as a convenience only and any reliance on or use of same is at the Buyer's sole risk. WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH, SELLER DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS
  WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY
  OF CONFORMITY TO MODELS  OR SAMPLE OR MATERIALS.   THE PURCHASER EXPRESSLY
  AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS", AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.

      5. Consideration. The consideration for this Assignment and the nine other Assignments and Bills of Sale this day entered into by and between Assignor and Assignee conveying certain interests in OCS-G 8504, 7049, 8010, 8012, 8876, 13171, 13696, 8000, 8006 and 8005, is the sum of
  Eighteen Million Two Hundred Fifty Thousand and No/100 ($18,250,000.00) Dollars ("Purchase Price"), in part payment thereof, Assignee has paid, in ready and current funds, the sum of Six Million Two Hundred Fifty Thousand
  and   NO/100  ($6,250,000.00)   Dollars  to   the  Assignor,   who  hereby
  acknowledges the receipt thereof and grants full acquittance and discharge therefor.

      And, for the balance of the Purchase Price, the sum of Twelve Million and No/100 ($12,000,000.00) Dollars, the Assignee has furnished one (1) certain Promissory Note in the amount of Twelve Million and No/100 Dollars ($12,000,000.00), drawn by the Assignee to the order of Assignor, dated the 18th day of October, 1995, and payable in two installments of Six Million and No/100 ($6,000,000.00) Dollars each, the first due on March 31, 1996 and the second due on September 30, 1996, which note bears interest at the rate of 8.56% per annum from date thereof until paid.

      6. Liability   of  Successors.    The  terms,  conditions,  rights  and
  obligations of this Assignment shall run with the land and extend to and be binding upon the parties hereto and their respective successors, heirs and/or assigns.

      7. Counterparts.   This Assignment may be  executed in several original
  counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The signature pages of the counterparts may be amalgamated to form complete documents for the purpose of recording complete documents in the public registries.

      8. Severability. If any provision of this Assignment is invalid or unenforceable in part or in whole in any jurisdiction applicable to this Assignment, then, to the extent permitted by applicable law, (i) the other
  provisions  hereof  shall  remain  in  full  force  and  effect  in   such
  jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

      9. Governing   Law.     THIS  ASSIGNMENT  SHALL   BE  GOVERNED  BY  AND
  INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      10.   Purchase and  Sale Agreement.   Notwithstanding  anything to  the
  contrary provided herein, this Assignment shall at all times be subject to the terms, conditions and exceptions contained in that certain unrecorded Purchase and Sale Agreement dated the same date as this Assignment by and between Assignor and Assignee. The unrecorded Purchase and Sale Agreement shall at all times govern the rights of the parties in and to the Assets. All interested parties are hereby given notice of the existence of the unrecorded Purchase and Sale Agreement.

      11. MMS Approval. This Assignment is expressly made subject to the approval of the Minerals Management Service, United States Department of the Interior.

         IN WITNESS WHEREFORE, this Assignment is executed in multiple originals and in the presence of the undersigned witnesses on this 18th day of October, 1995, but to be effective as of the Effective Date.

  WITNESSES:                             ASSIGNOR:

                                         ENSERCH EXPLORATION, INC.
  ___________________________________     Tax ID # 75-2556975
  Name:  James K. Teringo, Jr.


                                          By:_______________________________
  ___________________________________     R. L. Kincheloe
  Name:                                   Senior Vice President,
                                          Offshore and International


                                          ASSIGNEE:
  WITNESSES:
                                          READING & BATES DEVELOPMENT CO.
                                          Tax ID# 73-0797067
  ______________________________________

  Name:_________________________________
                                          By:______________________________
                                             D. C. Toalson
                                             President
  Name:__________________________________



  STATE OF TEXAS

  COUNTY OF DALLAS

      BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

      R. L. KINCHELOE, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as Senior Vice President, Offshore and International of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

      THUS DONE, READ AND SIGNED in the State and County aforesaid, in the presence of James K. Teringo, Jr. and ________________________, competent witnesses, on the 18th day of October, 1995.

  WITNESSES:


  ______________________________       ____________________________________
  James K. Teringo, Jr.                 R. L. KINCHELOE

  ______________________________



                     _____________________________________
                     Notary Public in and for the
                     State of Texas

  My Commission expires:

  ____________________________



  STATE OF TEXAS

  COUNTY OF DALLAS


      BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

      D. C. TOALSON, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as President of Reading & Bates Development Co., a Delaware corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

      THUS DONE, READ  AND SIGNED in the  State and County aforesaid,  in the
  presence         of          _________________________________         and
  _________________________________, competent witnesses, on the 18th day of
  October, 1995.

  WITNESSES:


  ___________________________________  ____________________________________
                                       D. C. TOALSON

  ___________________________________


                        ____________________________________
                        Notary Public in and for the
                        State of Texas

  My Commission expires:

  __________________________________



                                   EXHIBIT 1



                                    Part (a)

      LEASE OCS-G 7049. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1984, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 7049 covering all of Block 254, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

               Working Interest             20.000000%
               Net Revenue Interest         17.3506665%

                                    Part (b)

      Together with a like interest in and to:

  1.  WELLS:
                                 WORKING        REVENUE
                                 INTEREST       INTEREST

      A. OCS-G 7049 #3           20.00000%     17.350665%
      B. OCS-G 7049 #4           20.00000%     17.350665%
      C. OCS-G 7049 #4ST1        20.00000%     17.350665%
      D. OCS-G 7049 #5           20.00000%     17.350665%

  2.  TEMPLATE:

      That certain three well drilling template acquired, inter alia, by Seller for use in connection with the drilling of the OCS-G 7049 #5 Well.

                                    Part (c)

      Together with a like interest in and to:

  1. Offer Letter dated April 17, 1995, executed by and between Enserch Exploration, Inc. and Reading & Bates Development Co., as such may have been amended.

  2.  Farmout Agreement  dated July  10, 1991  (including  all amendments  to
      that  agreement),  between   Exxon  Corporation   and  Hunt   Petroleum
      Corporation covering Green Canyon Blocks 209, 254, 297, 298 and 342.

  3. Purchase and Sale Agreement dated March 28, 1995, executed by and between Exxon Corporation, as Seller and Enserch Exploration, Inc., as Buyer.

  4. Oil Gathering Agreement dated December 2, 1994, executed by and between EP Operating Limited Partnership, as Producer and Manta Ray Gathering Systems Inc., as Gatherer.

  5. Gas Gathering Agreement dated December 2, 1994, executed by and between EP Operating Limited Partnership, as Producer and Manta Ray Gathering Systems Inc., as Gatherer.

  6. Purchase and Sale Agreement dated February 28, 1995, executed by and between Enserch Offshore, Inc., as Buyer and HI Production Company, Inc., as Seller.

  7. Purchase and Sale Agreement dated February 28, 1995, executed by and between Enserch Offshore, Inc., as Buyer and Placid Oil Company, as Seller.

  8. Purchase and Sale Agreement dated February 28, 1995, executed by and between Enserch Offshore, Inc., as Buyer and OPUBCO Resources, Inc., as Seller.

  9. That certain Exploration, Drilling and Production Unit Agreement dated June 22, 1995, executed by and between Enserch Offshore, Inc. and Enserch Exploration, Inc., covering and pertaining to Green Canyon Blocks 253, 254, 297 & 298.

  NOTE:   ALL  REFERENCES IN THIS  EXHIBIT 1 MADE TO  "WORKING INTEREST" AND
  "NET REVENUE INTEREST", AND TO THE NUMBERS SET FORTH IN CONNECTION THEREWITH, ARE FOR TITLE WARRANTY PURPOSES ONLY.